SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2001

                                      BAMS

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAMS
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-3

On June 25, 2001, The Bank of New York, as Trustee for BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2001, among BAMS as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAMS, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-3 relating to the distribution date of June 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2001


                                      BAMS


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2001


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        314,935,012.36    7.000000%    14,238,185.94  1,837,120.91   16,075,306.85     0.00       0.00
                        A2            469,900.79    7.000000%        16,578.43      2,741.09       19,319.52     0.00       0.00
                        A3         12,156,595.54    7.000000%             0.00          0.00            0.00     0.00       0.00
                        A4         29,467,000.00    7.000000%             0.00    171,890.83      171,890.83     0.00       0.00
                        A5         45,000,000.00    7.000000%             0.00    262,500.00      262,500.00     0.00       0.00
                        APO           135,109.59    0.000000%           115.45          0.00          115.45     0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,666,468.74    7.000000%         6,899.42     56,387.73       63,287.15     0.00       0.00
                        B2          3,372,279.44    7.000000%         2,406.96     19,671.63       22,078.59     0.00       0.00
                        B3          2,023,167.94    7.000000%         1,444.03     11,801.81       13,245.84     0.00       0.00
                        B4          1,124,426.01    7.000000%           802.56      6,559.15        7,361.71     0.00       0.00
                        B5            899,740.53    7.000000%           642.19      5,248.49        5,890.67     0.00       0.00
                        B6            899,503.49    7.000000%           642.00      5,247.10        5,889.10     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        420,149,204.43     -           14,267,716.97  2,379,168.75   16,646,885.72     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        300,696,826.42              0.00
                                A2            453,322.36              0.00
                                A3         12,227,509.02              0.00
                                A4         29,467,000.00              0.00
                                A5         45,000,000.00              0.00
                                APO           134,994.14              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,659,569.32              0.00
                                B2          3,369,872.48              0.00
                                B3          2,021,723.91              0.00
                                B4          1,123,623.46              0.00
                                B5            899,098.34              0.00
                                B6            898,861.49              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        405,952,400.93     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/01


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    314,935,012.36     7.000000% 06423JAA2    41.261732      5.323908    871.408197
                           A2        469,900.79     7.000000% 06423JAB0    32.828582      5.427897    897.668036
                           A3     12,156,595.54     7.000000% 06423JAC8     0.000000      0.000000  1,017.602282
                           A4     29,467,000.00     7.000000% 06423JAD6     0.000000      5.833333  1,000.000000
                           A5     45,000,000.00     7.000000% 06423JAE4     0.000000      5.833333  1,000.000000
                           APO       135,109.59     0.000000% 06423JAF1     0.853042      0.000000    997.456937
Residual                   AR              0.00     7.000000% 06423JAG9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,666,468.74     7.000000% 06423JAH7     0.712750      5.825179    997.889393
                           B2      3,372,279.44     7.000000% 06423JAJ3     0.712750      5.825179    997.889393
                           B3      2,023,167.94     7.000000% 06423JAK0     0.712750      5.825179    997.889393
                           B4      1,124,426.01     7.000000% 06423JAL8     0.712750      5.825179    997.889393
                           B5        899,740.53     7.000000% 06423JAM6     0.712750      5.825179    997.889393
                           B6        899,503.49     7.000000% 06423JAN4     0.712728      5.825180    997.889643
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     420,149,204.43       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       405,952,400.66   405,952,400.66
Loan count                   1009             1009
Avg loan rate           7.948013%             7.95
Prepay amount       13,896,904.38    13,896,904.38

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       287,723.29       287,723.29
Sub servicer fees            0.00             0.00
Trustee fees             1,400.50         1,400.50


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.722163%           100.000000%            402,163,618.28
   -----------------------------------------------------------------------------
   Junior            4.277837%             0.000000%             17,972,749.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                 2,457,375.38
60 to 89 days                           4                 1,507,818.97
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                10                 3,965,194.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           16,646,885.72         16,646,885.72
Principal remittance amount           14,267,716.97         14,267,716.97
Interest remittance amount             2,379,168.75          2,379,168.75